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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                 FORM 8-K


                              CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


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    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 26, 2002


                     ENBRIDGE ENERGY PARTNERS, L.P.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   DELAWARE                          1-10934                          39-1715850
(STATE OR OTHER               (COMMISSION FILE NO.)             (I.R.S. EMPLOYER
JURISDICTION)                                                IDENTIFICATION NO.)



               1100 LOUISIANA, SUITE 3300, HOUSTON, TX 77002
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 650-8900



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ITEM 5. OTHER EVENTS

       The Consolidated Statements of Financial Position of Enbridge Energy Company, Inc., at December 31, 2001 has been prepared and is included as
Exhibit 99.1 to this Form 8-K. Enbridge Energy Company, Inc., is the General Partner of Enbridge Energy Partners, L.P., and Enbridge Energy, Limited Partnership.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) EXHIBITS

Exhibit No.          Description
-----------          -----------
23.1                 Consent of PricewaterhouseCoopers LLC
99.1                 Consolidated Statements of Financial Position of Enbridge
                     Energy Company, Inc. at December 31, 2001 and December
                     31, 2000.

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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


              ENBRIDGE ENERGY PARTNERS, L.P.
              (Registrant)

              By: Enbridge Energy Company, Inc.
                  as General Partner



                      /s/ JODY L. BALKO
              ---------------------------------
                  Jody L. Balko
                  Chief Accountant




Date: February 26, 2002